UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire		03801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2009 Stock Incentive Plan

On November 17, 2011, at the 2011 Annual Meeting of Stockholders of Bottomline Technologies (de), Inc., (the “Company”), stockholders approved the amendment of the Company’s 2009 Stock Incentive Plan (the “Plan”) to (i) increase the number of shares of common stock authorized for issuance under the Plan from 2,750,000 shares under the Plan to 5,550,000 shares under the Plan, as amended by Amendment No. 1 to 2009 Stock Incentive Plan (the “Amended Plan”).

A description of the material terms of the Amended Plan was included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 7, 2011. This description is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 17, 2011, the Company held its 2011 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting.

Proposal 1 – Election of Class I Directors for a term of three years

	For	Withheld	Broker non-votes
Joseph L. Barry, Jr.	27,138,495	3,976,832	1,798,799
Robert A. Eberle	30,317,471	797,856	1,798,799
Jeffrey C. Leathe	30,873,060	242,267	1,798,799

	For	Against	Abstain	Broker non-votes
Proposal 2 – Approval of the amendment of the Company’s 2009 Stock Incentive Plan	25,170,822	5,420,949	523,556	1,798,799

	For	Against	Abstain	Broker non-votes
Proposal 3 – Advisory vote on executive compensation	28,666,268	1,909,462	539,597	1,798,799

	1 Year	2 Years	3 Years	Abstain	Broker non-votes
Proposal 4 – Advisory vote on the frequency of future advisory votes on executive compensation	27,537,584	11,302	3,029,075	537,366	1,798,799

	For	Against	Abstain
Proposal 5 – Ratification of Independent Registered Public Accounting Firm	32,508,476	399,153	6,497

The Company’s Board of Directors has determined that future non-binding advisory votes on executive compensation will be held every year until such time as the Board determines that a different frequency is in the best interests of the Company. The next non-binding advisory vote on the frequency of advisory votes on executive compensation is required to be held no later than the Company’s 2017 Annual Meeting of Stockholders, although an earlier vote may be held at the discretion of the Board.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

November 21, 2011	By:	/s/ Eric K. Morgan
Eric K. Morgan
Vice President, Global Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary Description of Amended 2009 Stock Incentive Plan

99.2	Amended 2009 Stock Incentive Plan